UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)      June 18, 2008

MOVADO GROUP, INC.
(Exact name of registrant as specified in its charter)
NEW YORK
(State or other jurisdiction of incorporation)
1-16497	13-2595932
(Commission File Number)	(I.R.S. Employer Identification No.)

650 From Road, Suite 375 Paramus, NJ	07652-3556
(Address of principal executive offices)	(Zip Code)

(201) 267-8000
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Stock Plan Amendment

On June 18, 2008, the Board of Directors of Movado Group, Inc. (the “Company”) amended the 1996 Stock Incentive Plan, as amended and restated as of April 8, 2004 (the “Stock Incentive Plan”), to provide that awards granted under the Stock Incentive Plan are intended either to (A) not be subject to or (B) comply with section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”), a new deferred compensation tax law. Among other things, the amendment:

•	revises the Stock Incentive Plan’s definition of “Change in Control” to conform to Section 409A,
•	makes clear that the Company’s common stock is “common stock” for purposes of Section 409A, and
•

provides that payments of performance share unit awards will be made on or before the fifteenth day of the third month following the end of the participant’s tax year or the Company’s tax year, whichever is later, in which the participant’s right to the payment is no longer subject to a “substantial risk of forfeiture” for purposes of Section 409A.

The Stock Incentive Plan’s definition of “Change in Control” now reads as follows:

(e)  "Change in Control," shall, unless in the case of a particular Award, the applicable Award agreement states otherwise or contains a different definition of "Change in Control," be deemed to occur upon:

(i)  the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more (on a fully diluted basis) of (A) the then outstanding shares of common stock of the Company, taking into account as outstanding for this purpose such common stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such common stock (the "Outstanding Company Common Stock") and (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this Agreement, the following acquisitions shall not constitute a Change of Control: (I) any acquisition by the Company or any Affiliate, (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate, (III) any acquisition by a "Permitted Transferee," as defined in the Company's Certificate of Incorporation, (IV) any acquisition which complies with clauses (A), (B) and (C) of subsection (v) of this Section 2(e), or (V) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant);

(ii)  individuals who, on the date hereof, constitute the Board (the “Incumbent Directors”) cease for any reason during any 12-month period to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director,

(iii)  irrevocable termination and liquidation of the Plan within 12 months of the dissolution of the Company taxed under Section 331 of the Code, or with the approval of a bankruptcy court pursuant to 11 U.S.C. Section 503(b)(1)(A),

(iv)  the sale of all or substantially all of the business or assets of the Company, or

(v)  the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the

Company's stockholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination: (A) at least 50% of the total voting power of (x) the corporation resulting from such Business Combination (the "Surviving Company"), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the directors of the Surviving Company (the "Parent Company"), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company or a "Permitted Transferee," as defined in the Company's Certificate of Incorporation), is or becomes the beneficial owner, directly or indirectly, of 20% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Company (or, if there is no Parent Company, the Surviving Company) and (C) at least a majority of the members of the board of directors of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination.”

Deferred Compensation Plan Amendment

Also on June 18, 2008, the Board of Directors of the Company amended and restated the Amended and Restated Deferred Compensation Plan for Executives (the “Deferred Compensation Plan” and, together with the Stock Incentive Plan, the “Plans”) to reflect how the Deferred Compensation Plan complies with final regulations promulgated under Section 409A. The restatement includes rules which dictate how participants may defer base salary and bonus, as applicable, into the Deferred Compensation Plan in a manner that satisfies the deferral rules of Section 409A.

Under the restatement, distribution of a participant’s account begins six months following a participant’s separation from service, unless it is determined that amounts held in the participant’s account do not constitute deferred compensation within the meaning of Section 409A, in which case distribution begins within 90 days following separation from service.

The restatement also provides that participants who incur an “Unforeseeable Emergency”, as defined in Section 409A, may take an in-service distribution of up to 50% of their account balances (excluding amounts notionally invested in Company stock), subject to certain restrictions on continued participation in the Deferred Compensation Plan.

The foregoing summaries of the amendments to the Plans do not purport to be complete and are qualified in their entirety by reference to the full text of the amendments which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarterly period ending July 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  June 24, 2008

MOVADO GROUP, INC.
By:	/s/ Timothy F. Michno
Name: Timothy F. Michno Title: General Counsel